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                                                                    EXHIBIT 23.1
                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this current report on Form 8-K of Identix, Inc., of our report dated February 26, 1999, relating to the financial statements of IDT Holdings, Inc. for the three years ended December 31, 1998, included in the Registration Statement on Form S-4 (No. 333-68805) of Identix, Inc. dated April 16, 1999.


/s/ PricewaterhouseCoopers LLP
San Jose, California
April 16, 1999